UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2006

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Juris- diction of Incorporation	0-15313 (Commission File Number)	13-3033811 (IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey (Address of Principal Executive Offices)	08816 (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Savient Pharmaceuticals, Inc. is filing this Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the United States Securities and Exchange Commission (“SEC”) on August 10, 2006 solely for the purpose of filing as Exhibit 2.1 hereto the Purchase and Sale Agreement dated as of August 4, 2006, among Savient Pharmaceuticals, Inc. and Savient Pharma Holdings, Inc., on the one hand, and INGLEBY (1705) Limited, on the other hand, which was inadvertently omitted from the Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.
Date: August 16, 2006	By:	/s/ Philip K. Yachmetz

Philip K. Yachmetz Executive Vice President, Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement dated as of August 4, 2006, among Savient Pharmaceuticals, Inc. and Savient Pharma Holdings, Inc., on the one hand, and INGLEBY (1705) Limited, on the other hand*

*

The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Savient will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.